                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                   MAY 3, 2000
                Date of Report (Date of earliest event reported)



                             HA-LO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)




       ILLINOIS                    001-13525                  36-3573412
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)


    5980 WEST TOUHY AVENUE, NILES, ILLINOIS                      60714
    (Address of principal executive offices)                   (Zip Code)



        Registrant's telephone number, including area code (847) 647-2300



                    ----------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On May 3, 2000, HA-LO Industries, Inc., a Delaware corporation and wholly-owned subsidiary ("Merger Sub") of HA-LO Industries, Inc., an Illinois corporation (the "Company"), completed a merger (the "Merger") with Starbelly.com, Inc., a Delaware corporation ("Starbelly"). Starbelly is a Chicago, Illinois-based e-commerce provider of branded merchandise. In the Merger, (i) each outstanding share of Starbelly common stock was converted into the right to receive .753359718 of a share of the Company's common stock and
 .079030882 of a share of the Company's Series A convertible participating preferred stock; (ii) each outstanding share of Starbelly Series A preferred stock was converted into the right to receive $1.7368 in cash, 1.34952558 shares of the Company's common stock and .141571409 of a share of the Company's Series A convertible participating preferred stock; (iii) each outstanding share of Starbelly Series B preferred stock was converted into the right to receive $2.458 in cash and .586627475 of a share of the Company's Series A convertible participating preferred stock; and (iv) all outstanding options to purchase shares of Starbelly common stock were converted into options to purchase shares of the Company's common stock and Series A convertible participating preferred stock. The total merger consideration (including shares issuable upon the exercise of the assumed stock options) consisted of 17 million shares of the Company's common stock, 5.1 million shares of the Company's Series A convertible participating preferred stock and $19 million in cash (less Starbelly's merger expenses in excess of $500,000). The Merger was effected pursuant to the terms of the Agreement and Plan of Merger and Plan of Reorganization, dated as of January 17, 2000, as amended by Amendment No. 1, and certain related agreements (the "Agreement"), which resulted from arm's length negotiations between representatives of each of the Company and Starbelly. Upon completion of the Merger, Merger Sub changed its name to Starbelly.com, Inc. Additional information regarding the Company, Starbelly and the Merger is set forth in the proxy statement filed as Exhibit 20.1 to this report on Form 8-K.

         Upon consummation of the Merger, the number of directors on the Company's Board of Directors was increased from seven to nine and Bradley Keywell, Starbelly's Chief Executive Officer and a director, and Eric Lefkofsky, Starbelly's President and a director, were appointed to fill the vacancies created thereby. John Kelley, Jr. remains the Chief Executive Officer of the Company. Mr. Keywell became President of the Company and Mr. Lefkofsky became Chief Operating Officer and Vice President of the Company.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  Report of Independent Accountants (1)

                  Balance Sheet as of December 31, 1999 (1)

                  Statement of Operations for the Period from March 22, 1999
                           (Date of Inception), to December 31, 1999 (1)

                  Statement of Stockholders' Equity for the Period from March
                           22, 1999 (Date of Inception), to December 31, 1999
                           (1)

                  Statement of Cash Flows for the Period from March 22, 1999
                           (Date of Inception), to December 31, 1999 (1)

                  Notes to Financial Statements (1)

         (b)      Pro forma financial information

                  Unaudited Pro Forma Combined Statements of Operations for the
                           year ended December 31, 1999 (2)

                  Unaudited Pro Forma Combined Condensed Balance Sheet at
                           December 31, 1999 (2)

                  Notes to Pro Forma Combined Condensed Balance Sheet (2)

         (c)      Exhibits.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         2.1                        Agreement and Plan of Merger and Plan of
                                    Reorganization, dated January 17, 2000,
                                    among the Company, Starbelly.com, Inc. and
                                    HA-LO Industries, Inc. (a subsidiary of the
                                    Company). (3)
         2.2      *                 Amendment No. 1 to Merger Agreement, dated
                                    April 11, 2000, among the Company,
                                    Starbelly.com, Inc. and HA-LO Industries,
                                    Inc. (a subsidiary of the Company).
         20.1                       Definitive Proxy Statement of the Company. (4)
         23.1     *                 Consent of Arthur Andersen LLP.
         99.1     *                 Press Release dated May 5, 2000.

-------------------

         (1) Incorporated by reference to the Company's Proxy Statement, filed as Exhibit 20.1 to this report on Form 8-K.

         (2)      Set forth on pages F-1 through F-3 to this report on Form 8-K.

         (3) Incorporated by reference to exhibit 10.63 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999.

         (4) Incorporated by reference to the Company's Proxy Statement which was filed on April 12, 2000 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein pursuant to Rule 12b-32 under such Act.

         *        Filed herewith.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     HA-LO INDUSTRIES, INC.




May 12, 2000                  By:   /s/ Gregory J. Kilrea
                                 ----------------------------
                                     Gregory J. Kilrea, Chief Financial Officer

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

HA-LO AND STARBELLY PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

    The following unaudited Pro Forma Combined Condensed Balance Sheet reflects adjustments computed assuming that the Merger had closed as of December 31, 1999. The unaudited Pro Forma Combined Statements of Operations reflect adjustments computed assuming that the Merger had closed on March 22, 1999
(the date of inception of Starbelly), and carried forward through December 31, 1999. Accordingly, the effects of pro forma adjustments on income are not reflected in retained earnings on the Pro Forma Balance Sheet. The pro forma information gives effect to the Merger under the purchase method of accounting and to the assumptions and adjustments described in the accompanying notes to the pro forma combined condensed financial statements.

    The pro forma combined condensed financial statements are based on the historical financial statements of the Company and the related notes thereto incorporated herein by reference and the historical financial statements of Starbelly and the related notes thereto included elsewhere herein. These pro forma statements are presented for informational purposes only and may not necessarily be indicative of the results that actually would have occurred had the Merger been consummated at the dates indicated, nor are they necessarily indicative of future operating results or financial position.

      HA-LO AND STARBELLY PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                               (UNAUDITED)

                                                        FOR THE YEAR ENDED DECEMBER 31, 1999
                                                      (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                              --------------------------------------------------------
                                                                          PRO FORMA          PRO FORMA
                                               HA-LO     STARBELLY.COM   ADJUSTMENTS         COMBINED
                                              --------   -------------   -----------         ---------
Net sales...................................  $650,412      $   347        $     --          $650,759
Cost of sales--Recurring....................   424,040          309              --           424,349
Cost of sales--Non-recurring................     2,653           --              --             2,653
                                              --------      -------        --------          --------

  Gross Profit..............................   223,719           38              --           223,757

Selling expenses............................    94,280        2,689              --            96,969
General and administrative expenses.........   125,010        6,051          29,706 (D)(G)    160,767
Non-Recurring Charges.......................    27,347           --              --            27,347
                                              --------      -------        --------          --------

  Loss from operations......................   (22,918)      (8,702)        (29,706)          (61,326)

Other income (expense), net.................       355          129          (1,346)(C)          (862)
                                              --------      -------        --------          --------

  Loss before taxes.........................   (22,563)      (8,573)        (31,052)          (62,188)

Income tax benefit..........................    (9,025)          --          (3,968)(F)       (12,993)
                                              --------      -------        --------          --------

Net loss for the period.....................  $(13,538)      (8,573)       $(27,084)         $(49,195)
                                              ========      =======        ========          ========

Net loss per share:
  Basic/Diluted.............................  $  (0.28)     $ (0.51)                         $  (0.82)

Weighted Average Shares Outstanding:
  Basic/Diluted.............................    48,598       16,755          (5,234)(E)        60,119

See Notes to Pro Forma Combined Condensed Financial Statements.

       HA-LO AND STARBELLY PRO FORMA COMBINED CONDENSED BALANCE SHEET
                             DECEMBER 31, 1999
                                (UNAUDITED)
                               (IN THOUSANDS)

                                                                             PRO FORMA        PRO FORMA
                                                  HA-LO     STARBELLY.COM   ADJUSTMENTS       COMBINED
                                                 --------   -------------   -----------       ---------
                                                ASSETS
CURRENT ASSETS:
  Cash and cash equivalents....................  $ 10,729      $ 3,341              --        $ 14,070
  Short-term investments.......................        --           --              --              --
  Receivables..................................   178,712          205              --         178,917
  Inventories..................................    37,746           43              --          37,789
  Prepaid expenses and deposits................    17,406          220              --          17,626
                                                 --------      -------        --------        --------
    Total current assets.......................   244,593        3,809              --         248,402
                                                 --------      -------        --------        --------
PROPERTY AND EQUIPMENT, NET....................    37,003        1,855              --          38,858
                                                 --------      -------        --------        --------
OTHER ASSETS:
  Intangible assets, net.......................    77,111           --         162,744 (A)     239,855
  Due from related party.......................        --          338              --             338
  Other........................................    21,596           --              --          21,596
                                                 --------      -------        --------        --------
    Total other assets.........................    98,707          338         162,744         261,789
                                                 --------      -------        --------        --------
                                                 $380,303      $ 6,002        $162,744        $549,049
                                                 ========      =======        ========        ========

                                 LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current maturities of long-term debt.........  $    984      $   244              --        $  1,228
  Book overdraft...............................     3,177           --              --           3,177
  Accounts payable.............................    58,729        1,920              --          60,649
  Accrued expenses:
    Other......................................    38,565        2,168              --          40,733
    Restructuring..............................     3,771           --              --           3,771
                                                 --------      -------        --------        --------
    Total current liabilities..................   105,226        4,332              --         109,558
LONG-TERM DEBT,
  less maturities shown above..................    21,230          558          23,000 (C)      44,788
                                                 --------      -------        --------        --------
ACCRUED RESTRUCTURING EXPENSES.................    11,863           --              --          11,863
DEFERRED LIABILITIES...........................     5,438           --              --           5,438
                                                 --------      -------        --------        --------
COMMITMENTS AND CONTINGENCIES
REDEEMABLE CONVERTIBLE PARTICIPATING PREFERRED
  STOCK........................................        --           --          34,671 (A)      34,671
SHAREHOLDERS' EQUITY:
  Preferred stock..............................        --            7              (7)(B)          --
  Common stock.................................   214,060           18         105,218 (A)     319,296
  Note receivable from stockholder.............        --          (10)             10 (B)          --
  Additional paid-in capital...................        --        9,670          (9,670)(B)          --
  Contingent purchase consideration............        --           --         (16,606)        (16,606)
  Other........................................    (3,747)          --          17,555          13,808
  Retained earnings (deficit)..................    26,233       (8,573)          8,573 (B)      26,233
                                                 --------      -------        --------        --------
    Total shareholders' equity.................   236,546        1,112         105,073         342,731
                                                 --------      -------        --------        --------
                                                 $380,303      $ 6,002        $162,744        $549,049
                                                 ========      =======        ========        ========

See Notes to Pro Forma Combined Condensed Financial Statements.

  NOTES TO HA-LO AND STARBELLY PRO FORMA COMBINED CONDENSED BALANCE SHEET

(A) The following is a summary of the purchase price and its components assumed for the pro forma financial statements.

Purchase Price:
  Common Stock..............................................  $ 105,236
  Convertible participating preferred stock.................     34,671
  Value allocated to option plan............................     17,555
  Cash......................................................     19,000
Cost and fees of acquisition................................      4,000
Less: Net tangible assets acquired..........................     (1,112)
Less: Contingent purchase consideration.....................    (16,606)
                                                              ---------
Goodwill....................................................  $ 162,744
                                                              =========

(B) To eliminate the historical equity accounts of Starbelly.

(C) To record the effects of additional financing incurred to fund the acquisition and the related interest charges for the period at an interest rate of 7.5%.


                                                              12/31/99
                                                              ---------
Assumed additional debt borrowings (cash plus cost and fees
  of acquisition)...........................................  $  23,000
Assumed interest rate.......................................        7.5%
                                                              ---------
Annual interest expense.....................................      1,725
                                                              ---------
Percentage of period included...............................         78%
                                                              ---------
Additional interest expense 3/22/99--12/31/99...............  $   1,346
                                                              =========

(D) To record amortization of goodwill over 5 years on a straight-line basis.


                                                               12/31/99
                                                              ---------
Goodwill....................................................  $ 162,744
Amortization period.........................................          5
                                                              ---------
Annual Amortization expense.................................     32,549
                                                              ---------
Percentage of period included...............................         78%
                                                              ---------
Amortization expense 3/22/99--12/31/99......................  $  25,388
                                                              =========

(E) To adjust the weighted average shares for the shares issued in the acquisition.


                                                               12/31/99
                                                              ---------
Common stock issued in the transaction......................     17,000
Percentage of period included...............................         78%
                                                              ---------
Target adjusted weighted average shares outstanding.........     13,260
Target weighted average shares outstanding from
  3/22/99--12/31/99.........................................     16,755
                                                              ---------
Pro forma share adjustment..................................     (3,495)
                                                              =========

(F) To record income tax benefit on proforma adjustments affecting income.

                                                              12/31/99
                                                              ---------
Pro-forma loss before taxes.................................    (62,188)

Less: Non-deductible goodwill and deferred compensation
  amortization..............................................     29,706
                                                              ---------
Taxable loss................................................    (32,482)
Tax rate....................................................       40.0%
                                                              ---------
Benefit.....................................................    (12,993)
Less: Benefit recorded in HA-LO.............................     (9,025)
                                                              ---------
Pro Forma Adjustment........................................  $  (3,968)
                                                              =========

(G) To record compensation expense related to contingent purchase consideration.

                                                              12/31/99
                                                              ---------
Contingent Consideration....................................  $  16,606

Amortization period.........................................          3
                                                              ---------
Annual Amortization expense.................................      5,535
                                                              ---------
Percentage of period included...............................         78%
                                                              ---------
Amortization expense 3/22/99--12/31/99......................  $   4,318
                                                              =========

         Exhibit Index.

         Exhibit Number             Description of Exhibit
         --------------             ----------------------
         2.1                        Agreement and Plan of Merger and Plan of
                                    Reorganization, dated January 17, 2000,
                                    among the Company, Starbelly.com, Inc. and
                                    HA-LO Industries, Inc. (a subsidiary of the
                                    Company). (1)
         2.2      *                 Amendment No. 1 to Merger Agreement, dated
                                    April 11, 2000, among the Company,
                                    Starbelly.com, Inc. and HA-LO Industries,
                                    Inc. (a subsidiary of the Company).
         20.1                       Definitive Proxy Statement of the Company. (2)
         23.1     *                 Consent of Arthur Andersen LLP.
         99.1     *                 Press Release dated May 5, 2000.

-------------------

         (1) Incorporated by reference to exhibit 10.63 to the Company's Annual Report on Form 10-K for the year ended December 31, 1999.
         (2) Incorporated by reference to the Company's Proxy Statement which was filed on April 12, 2000 pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, and is incorporated by reference herein pursuant to Rule 12b-32 under such Act.
         *                          Filed herewith.